UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2026

ZipRecruiter, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40406	27-2976158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Ocean Park Blvd.,	Suite 3000,	Santa Monica,	California	90405
(Address of principal executive offices)				(Zip Code)
(877) 252-1062
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value per share	ZIP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.
On November 9, 2026, ZipRecruiter, Inc. (“ZipRecruiter” or the "Company") issued a press release (the “Press Release”) and will hold a conference call (the “Earnings Call” announcing its financial results for the quarter ended September 30, 2026 and financial outlook. The Company also published a letter to shareholders announcing its financial results for the quarter ended September 30, 2026 and financial outlook (the “Shareholder Letter”). Copies of the Press Release and the Shareholder Letter are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.
The information furnished with this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
ZipRecruiter is making reference to non-GAAP financial information in both the Shareholder Letter and the Earnings Call. A reconciliation of GAAP to non-GAAP results is provided in the Shareholder Letter, which is attached as Exhibit 99.2 to this Current Report on Form 8-K.
Item 7.01    Regulation FD Disclosure.
On November 9, 2026, the Company posted supplemental investor materials on the investor relations section of its website. ZipRecruiter announces material information to its investors using filings with the Securities and Exchange Commission, the Company’s Investor Relations page on its website at www.ziprecruiter.com, press releases, public conference calls, public webcasts, its X feed (@ZipRecruiter), its Facebook page, and its LinkedIn page. Therefore, ZipRecruiter encourages investors, the media and others interested in the Company to review the information it makes public in these channels, as such information could be deemed to be material information.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

99.1	Press Release, dated November 9, 2026.
99.2	Shareholder Letter, dated November 9, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZIPRECRUITER, INC.

Date: November 9, 2026	By:	/s/ Carmen Chan
Carmen Chan
Executive Vice President, Chief Financial Officer